UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2007

          International Textile Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

804 Green Valley Road, Suite 300, Greensboro, North Carolina 27408

(Address, Including Zip Code, of Principal Executive Offices)

(336) 379-6220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and 7.01 - Results of Operations and Financial Condition / Regulation FD Disclosure (furnished pursuant to Items 2.02 and 7.01 of Form 8-K).

On April 24, 2007, International Textile Group, Inc. (the “Company”) issued a news release reporting on the Company’s progress on strategic initiatives and financial results of the fiscal year ended December 31, 2006 and providing other related information from the Company’s Annual Report on SEC Form 10-K, as filed with the SEC on April 23, 2007.

Item 9.01 - Financial Statements and Exhibits.

Exhibit 99.1 - News release dated April 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL TEXTILE GROUP, INC.

By:	/s/ Gary L. Smith
Name:	Gary L. Smith
Title:	Executive Vice President and Chief Financial Officer

Date: April 24, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	News Release dated April 24, 2007